UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IBIO, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

8800 HSC Parkway
Bryan, Texas 77807

May 23, 2022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of iBio, Inc., a Delaware corporation (the “Company”). The meeting will be held on June 30, 2022 at 8:30 a.m., Central Time, virtually via the internet at www.virtualshareholdermeeting.com/IBIO2022SM. In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the Special Meeting will be held in a virtual-only meeting format. You or your proxyholder will be able to attend and vote at the Special Meeting online by visiting www.virtualshareholdermeeting.com/IBIO2022SM and entering the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. Guests may join the Special Meeting in a listen-only mode, but they will not have the option to vote shares or ask questions during the virtual meeting. Once admitted, you may submit questions, vote or view our list of stockholders during the Special Meeting by following the instructions that will be available on the meeting website. You may log into the meeting platform beginning at 8:20 a.m. Central Time on June 30, 2022. To submit a question before the meeting, visit www.proxyvote.com with your 16-digit control number and select the “Submit a Question for Management” option. To submit a question during the meeting, visit www.virtualshareholdermeeting.com/IBIO2022SM, enter your 16-digit control number and type your question into the “Ask a Question” field and click “Submit.” The purpose of the Special Meeting and the matters to be acted on are stated in this Notice of Special Meeting of Stockholders.

The Special Meeting has been called by the Board of Directors to submit to stockholders for consideration and approval the following matters:

1.

an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of Common Stock, $0.001 par value per share (the “Common Stock”), at the ratio of one (1) share of Common Stock for every twenty five (25) shares of Common Stock (the “Reverse Stock Split Ratio”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable (the “Reverse Stock Split Proposal”);

2.

an amendment to our Certificate of Incorporation, as amended, to decrease, immediately following and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock (the “Authorized Share Decrease”) from 275,000,000 to 55,000,000 (the “Authorized Share Decrease Proposal”); and

3.

a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either the Reserve Stock Split Proposal and/or the Authorized Share Decrease Proposal.

The matters listed in this Notice of Special Meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on May 12, 2022 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment of the Special Meeting. Only holders of record of shares of our Common Stock and our Series 2022 Convertible Preferred Stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection at the Special Meeting and for the ten days preceding the Special Meeting at the Company’s offices located at 8800 HSC Parkway, Bryan, Texas 77807 during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at www.virtualshareholdermeeting.com/IBIO2022SM.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2022.

The proxy materials are first being mailed to the stockholders of record on or about May 30, 2022.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AT THE SPECIAL MEETING AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY CARD) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, IBIO, INC., 8800 HSC PARKWAY, BRYAN, TEXAS 77807, OR BY PHONE AT (979) 446-0027.

On behalf of the Board of Directors and the employees of iBio, Inc. we thank you for your continued support and look forward to you joining us at the Special Meeting.

/s/Thomas F. Isett

Thomas F. Isett

Executive Chairman, President and Chief Executive Officer

8800 HSC Parkway
Bryan, Texas 77807

PROXY STATEMENT

For the Special Meeting of Stockholders to be held on June 30, 2022

GENERAL INFORMATION

The Board of Directors of iBio, Inc., a Delaware corporation (the “Company”), has called for a Special Meeting of stockholders (the “Special Meeting”) to be held on June 30, 2022, at 8:30 a.m. Central Time, virtually via the internet at www.virtualshareholdermeeting.com/IBIO2022SM. In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the Special Meeting will be held in a virtual-only meeting format. You or your proxyholder will be able to attend and vote at the Special Meeting online by visiting www.virtualshareholdermeeting.com/IBIO2022SM and entering the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. Guests may join the Special Meeting in a listen-only mode, but they will not have the option to vote shares or ask questions during the virtual meeting. Once admitted, you may submit questions, vote or view our list of stockholders during the Special Meeting by following the instructions that will be available on the meeting website. You may log into the meeting platform beginning at 8:20 a.m. Central Time on June 30, 2022. To submit a question before the meeting, visit www.proxyvote.com with your 16-digit control number and select the “Submit a Question for Management” option. To submit a question during the meeting, visit www.virtualshareholdermeeting.com/IBIO2022SM, enter your 16-digit control number and type your question into the “Ask a Question” field and click “Submit.” The purpose of the Special Meeting and the matters to be acted on are stated in the accompanying Notice of Special Meeting of Stockholders. Pursuant to Delaware law and our Bylaws, only the three (3) items of business included in the Notice of Special Meeting and described in this Proxy Statement may be acted upon at the Special Meeting.

The Special Meeting has been called by the Board of Directors to submit to stockholders for the consideration and approval of the following matters:

	Special Meeting Proposals	Recommendation of the Board
(1)

an amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of Common Stock, $0.001 par value per share (the “Common Stock”), at the ratio of one (1) share of Common Stock for every twenty five (25) shares of Common Stock (the “Reverse Stock Split Ratio”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable (the “Reverse Stock Split Proposal”); and

FOR

(2)

an amendment to our Certificate of Incorporation to decrease, immediately following and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock (the “Authorized Share Decrease”) from 275,000,000 to 55,000,000 (the “Authorized Share Decrease Proposal”); and

FOR

(3)

a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either the Reserve Stock Split Proposal and/or the Authorized Share Decrease Proposal.

FOR

Stockholders are referred to the accompanying proxy statement (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting. No other matters will be considered at the Special Meeting. After careful consideration, the Board of Directors recommends that you vote FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3.

Pursuant to the Company’s Second Amended and Restated Bylaws, the Board of Directors has fixed the close of business on May 12, 2022, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our Common Stock and our Series 2022 Convertible Preferred Stock (the “Preferred Stock”) on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting and/or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Special Meeting and  during the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON June 30, 2022: On or about May 30, 2022, we will begin mailing the proxy materials, which includes this Proxy Statement and related proxy card.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AT THE SPECIAL MEETING AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIY A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY CARD) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, IBIO, INC., 8800 HSC PARKWAY, BRYAN, TEXAS 77807, OR BY PHONE AT (979) 446-0027.

TABLE OF CONTENTS

2
Page
ABOUT THE SPECIAL MEETING	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
PROPOSAL 1: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT THE RATIO OF ONE (1) SHARE OF COMMON STOCK FOR EVERY TWENTY FIVE (25) SHARES OF COMMON STOCK	10
General	10
Purpose and Background of the Reverse Stock Split	11
Principal Effects of the Reverse Stock Split	11
Background on our Series 2022 Convertible Preferred Stock	12
Risks Associated with the Reverse Stock Split	12
Potential Anti-takeover Effects of a Reverse Stock Split	13
Common Stock	13
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable	14
Fractional Shares	15
Effect on Outstanding Stock Options	15
Effect on Outstanding Preferred Stock	15
Accounting Matters	15
Material United States Federal Income Tax Consequences of the Reverse Stock Split	16
Tax Consequences of the Reverse Stock Split Generally	16
Information Reporting and Backup Withholding	17
Vote Required to Approve Amendment of our Certificate of Incorporation	17
Interests of Directors and Executive Officers	17
Recommendation	17
PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE, IMMEDIATELY FOLLOWING AND CONDITIONED UPON THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT, THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 275,000,000 TO 55,000,000	18
Reason for the Authorized Share Decrease	18
Effects of the Amendment	18
Interests of Directors and Executive Officers	19
Vote Required	19
PROPOSAL 3: ADJOURNMENT OF THE Special Meeting OF STOCKHOLDERS, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL AND THE AUTHORIZED SHARE DECREASE PROPOSAL	20
Adjournment to Solicit Additional Proxies	20
Required Vote	20
NO DISSENTERS’ RIGHTS	21
NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING INFORMATION”)	21
STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING	21
OTHER MATTERS	22
APPENDIX A – FORM OF CERTIFICATE OF AMENDMENT (REVERSE STOCK SPLIT)	A-1
APPENDIX B – FORM OF CERTIFICATE OF AMENDMENT (DECREASE AUTHORIZED SHARES)	B-1

IBIO, INC.

8800 HSC Parkway

Bryan, Texas 77807

(979) 446-0027

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held June 30, 2022

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “iBio” refer to iBio, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (the “Common Stock”), and holders of our Series 2022 Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of iBio to be exercised at the special meeting of stockholders of the Company (the “Special Meeting”) to be held on June 30, 2022, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting.

The executive offices of the Company are located at, and the mailing address of the Company is, 8800 HSC Parkway, Bryan, Texas 77807.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2022: On or about May 30, 2022, we will begin mailing the proxy materials, which includes this Proxy Statement and proxy card.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES AT THE SPECIAL MEETING AS PROMPTLY AS POSSIBLE BY SUBMITTING A PROXY VIA THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO AUTHORIZE A PROXY TO VOTE YOUR SHARES BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY CARD) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, IBIO, INC., 8800 HSC PARKWAY, BRYAN, TEXAS 77807, OR BY PHONE AT (979) 446-0027.

ABOUT THE SPECIAL MEETING

We are providing you with these proxy materials because the Board of Directors is soliciting your proxy to vote at the Special Meeting to be held on June 30, 2022, beginning at 8:30 a.m., Central Time including at any postponement or adjournment thereof.

In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the Special Meeting will be held in a virtual-only meeting format. You or your proxyholder will be able to attend and vote at the Special Meeting online by visiting www.virtualshareholdermeeting.com/IBIO2022SM and entering the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. Guests may join the Special Meeting in a listen-only mode, but they will not have the option to vote shares or ask questions during the virtual meeting. Once admitted, you may submit questions, vote or view our list of stockholders during the Special Meeting by following the instructions that will be available on the meeting website. You may log into the meeting platform beginning at 8:20 a.m. Central Time on June 30, 2022. To submit a question before the meeting, visit www.proxyvote.com with your 16-digit control number and select the “Submit a Question for Management” option. To submit a question during the meeting, visit www.virtualshareholdermeeting.com/IBIO2022SM, enter your 16-digit control number and type your question into the “Ask a Question” field and click “Submit.”

You will not be able to attend the Special Meeting physically in person.

You may vote your shares virtually at the Special Meeting. Even if you plan to attend the Special Meeting virtually, we recommend that you submit the accompanying proxy card or voting instruction form or vote via the internet or by telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Special Meeting.

The purpose of the Special Meeting and the matters to be acted on are stated in the accompanying Notice of Special Meeting of Stockholders. Pursuant to Delaware law and our Bylaws, only the three (3) items of business included in the Notice of Special Meeting and described in this Proxy Statement may be acted upon at the Special Meeting.  As used in this Proxy Statement, references to “we,” “us,” “our,” “iBio” and the “Company” refer to iBio, Inc., a Delaware corporation, and its subsidiaries.

Q: What is a proxy?

A: A proxy is another person that you legally authorize to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Special Meeting.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to authorize a proxy to vote your stock at the Special Meeting.

Q: Why am I receiving these materials?

A: We have sent you these proxy materials because the Board of Directors of iBio is soliciting your proxy to vote at the Special Meeting, including at any postponements or adjournments of the Special Meeting.

Q: Who can vote at the Special Meeting?

A: Only stockholders of record of the Common Stock and Preferred Stock at the close of business on May 12, 2022, or the Record Date, will be entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. On the Record Date, there were 218,165,624 shares of Common Stock outstanding and entitled to vote and 1,000 shares of Preferred Stock outstanding and entitled to vote.

Each holder of record of the Common Stock is entitled to one vote per share of Common Stock on each matter to be acted upon at the Special Meeting.

Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting. Holders of record of shares of Preferred Stock have the right to cast 5,000,000 votes per share of Preferred Stock they hold as of the Record Date and may vote only on the Reverse Stock Split Proposal; provided, that such votes must be voted in the same proportion as the aggregate shares of Common Stock voted on the Reverse Stock Split Proposal (excluding any shares of Common Stock that are not voted). As an example, if the holders of 50.5% of the outstanding Common Stock are voted in favor of the Reverse Stock Split Proposal, 50.5% of the votes cast by the holders of the Preferred Stock will be cast as votes in favor of the Reverse Stock Split Proposal. Holders of Common Stock and Preferred Stock will vote on the Reverse Stock Split Proposal as a single class.  Holders of Preferred Stock will have no right to vote on the Authorized Share Decrease Proposal.

Q: What is the difference between a stockholder of record and a beneficial owner?

A: Stockholder of Record: Shares Registered in Your Name

If on May 12, 2022 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy on the internet as instructed herein to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 12, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Q: What information is contained in the Proxy Statement?

A: The information included in this Proxy Statement relates to the proposals to be considered and voted on at the Special Meeting, the voting process and other required information.

Q: Who can help answer my questions?

A: If you have any questions about the Special Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you can contact our proxy solicitor Okapi Partners LLC toll free: (844) 203-3605.

Q: How do I get electronic access to the proxy materials?

A: This Proxy Statement is available at www.ibioinc.com.

Q: What items of business will be considered and voted on at the Special Meeting?

A: The three (3) items of business scheduled to be considered and voted on at the Special Meeting are: (1) an amendment to the Certificate of Incorporation to effect, only in the event Board continues to believe it is advisable, a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of Common Stock at the ratio of one (1) share of Common Stock for every twenty five (25) shares of Common Stock (the “Reverse Stock Split Proposal”); (2) an amendment to the Certificate of Incorporation to decrease, immediately following and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock (the “Authorized Share Decrease”) from 275,000,000 to 55,000,000 (the “Authorized Share Decrease Proposal”); and (3) the approval of an adjournment of the Special Meeting, if the Board of Directors determines it to be necessary or appropriate to solicit additional proxies if there are not sufficient votes in favor of either the Reverse Stock Split Proposal and/or the Authorized Share Decrease Proposal (the “Adjournment Proposal”).

Q: How does the Board of Directors recommend that I vote?

A: For the reasons described under each Proposal, the Board of Directors recommends that you vote (1) FOR the Reverse Stock Split Proposal; (2) FOR the Authorized Share Decrease Proposal; and (3) FOR the Adjournment Proposal, if necessary.

Q: What is a quorum and why is it necessary?

A: Conducting business at the Special Meeting requires a quorum. The presence, in person or by proxy, of the holders of one third of the issued and outstanding shares of Common Stock and Preferred Stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business.  Virtual attendance at the Special Meeting constitutes presence in person for purposes of voting and quorum at the Special Meeting. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Special Meeting. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares.

Q: What is the voting requirement to approve each of the proposals?

A: If a quorum is present at the Special Meeting, the vote required to approve each of the proposals is as follows:

To be approved, the Reverse Stock Split Proposal (Proposal 1) must receive the affirmative vote of the majority of the voting power of the outstanding shares of Common Stock and Preferred Stock entitled to vote on that proposal at the Special Meeting, voting together as a single class. Abstentions and broker non-votes if any (although no broker non-votes are expected to exist in connection with the Reverse Stock Split Proposal (Proposal 1) since this is a routine matter for which brokers that vote at the Special Meeting may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) will have the same effect as a vote against the Reverse Stock Split Proposal. However, as further discussed above under “Who can vote at the Special Meeting,” because the Preferred Stock has 5,000,000 votes per share on the Reverse Stock Split Proposal but such votes must be counted by the Company in the same proportion as the aggregate shares of Common Stock voted on the Reverse Stock Split Proposal at the Special Meeting, the failure of a share of Common Stock to be voted on Proposal 1 will effectively have no impact on the outcome of the vote.

To be approved, the Authorized Share Decrease Proposal (Proposal 2) must receive the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on that proposal at the Special Meeting. Abstentions and broker non-votes if any (although no broker non-votes are expected to exist in connection with the Authorized Share Decrease Proposal (Proposal 2) since this is a routine matter for which brokers that vote at the Special Meeting may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) will have the same effect as a vote against the Authorized Share Decrease Proposal. Only the holders of outstanding shares of Common Stock are entitled to vote on this proposal.

To be approved, the Adjournment Proposal (Proposal 3) must receive the affirmative vote of the holders of a majority of the votes cast by stockholders present or represented by proxy and entitled to vote on that proposal at the Special Meeting. Since abstentions on these proposals are not votes cast, they will have no effect on the vote on these proposals. Broker non-votes (although none are expected to exist in connection with the Adjournment Proposal since this is a routine matter for which brokers that vote at the Special Meeting may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) will have no effect on these proposals. Only the holders of outstanding shares of Common Stock are entitled to vote on this proposal.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. Each of the Reverse Stock Split Proposal, the Authorized Share Decrease Proposal and the Adjournment Proposal are routine matters to be submitted to our stockholders at the Special Meeting.

We encourage you to vote FOR each of the Reverse Stock Split Proposal, the Authorized Share Decrease Proposal and the Adjournment Proposal.

Q: How may I vote my shares at the Special Meeting?

A: The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares of Common Stock or Preferred Stock voted by proxy. We urge you to have your shares voted by proxy to ensure your vote is counted.

●	To submit a proxy by mail using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, the proxyholder will vote your shares as you direct.
●	To submit a proxy via the internet go to www.proxyvote.com and follow the instructions on the enclosed proxy card to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet proxy authorization must be received by 11:59 p.m. Eastern Time on June 29, 2022 to be counted.

●	To submit a proxy by telephone, dial the toll-free number on the enclosed proxy card ((800) 690-6903) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your telephone proxy authorization must be received by 11:59 p.m. Eastern Time on June 29, 2022 to be counted.
●	You or your proxyholder will be able to attend virtually and vote at the Special Meeting
●	If you wish to vote during the virtual Special Meeting, you can vote your shares at www.virtualshareholdermeeting.com/IBIO2022SM

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from iBio. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form. Internet and telephone voting may be available to beneficial owners. Please refer to the voting instruction form provided by your broker, bank or other nominee.

Q: How many shares are outstanding and how many votes is each share entitled?

A: On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the close of business on May 12, 2022, the Record Date. As of the close of business on the Record Date, 218,165,624 shares of Common Stock were issued and outstanding.

Each holder of record of our Preferred Stock may only vote on the Reverse Stock Split Proposal, and is entitled to 5,000,000 votes per share of Preferred Stock, provided that such votes cast by holders of our Preferred Stock shall be voted in the same proportion as the aggregate shares of Common Stock are voted (excluding any shares of Common Stock that are not voted) on such proposal at the Special Meeting. As an example, if the holders of 50.5% of the outstanding Common Stock are voted in favor of the Reverse Stock Split Proposal, 50.5% of the votes cast by the holders of the Preferred Stock will be cast as votes in favor of the Reverse Stock Split Proposal. Holders of Common Stock and Preferred Stock will vote on the Reverse Stock Split Proposal as a single class. As of the close of business on the Record Date, 1,000 shares of Preferred Stock were issued and outstanding.

Q: What happens if I do not vote?

A: Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote at the Special Meeting or complete your proxy card or submit your proxy by telephone or through the internet, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation (say-on-pay) and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposals 1, 2 and 3 will be treated by the NYSE as routine matters. Accordingly, your broker may vote your shares on Proposals 1, 2 and 3 even in the absence of your instruction. This belief is based on preliminary guidance from the NYSE and may be incorrect or change before the Special Meeting.

If you prefer that the Reverse Stock Split Proposal not be approved, you should cast your vote against the proposal. Approval of the Reverse Stock Split Proposal requires the affirmative vote of the majority of the voting power of the outstanding shares of our Common Stock and Preferred Stock entitled to vote on the proposal, voting as a single class, assuming a quorum is present. Since the Preferred Stock has 5,000,000 votes per share on the Reverse Stock Split Proposal but such votes must be counted by us in the same proportion as the aggregate shares of Common Stock voted on the Reverse Stock Split at the Special

Meeting, the failure of a share of Common Stock to be voted will effectively have no impact on the outcome of the vote. However, shares of Common Stock voted against the proposal will have the effect of causing the proportion of Preferred Stock voted against the proposal to increase accordingly and vice versa.

Q: What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A: If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, (1) FOR the Reverse Stock Split Proposal; (2) FOR the Authorized Share Decrease Proposal; and (3) FOR the Adjournment Proposal, if necessary. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote in its discretion on “routine” matters but cannot vote on “non-routine” matters. We believe that Proposals 1, 2 and 3 will be treated by the NYSE as routine matters. Accordingly, your broker may vote your shares on Proposals 1, 2 and 3 even in the absence of your instruction. This belief is based on preliminary guidance from the NYSE and may be incorrect or change before the Special Meeting.

Q: Can I change my vote or revoke my proxy?

A: You may change your vote or revoke your proxy at any time before the final vote at the Special Meeting. To change how your shares will be voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at iBio, Inc., 8800 HSC Parkway, Bryan, Texas 77807; (2) submit a later-dated proxy by mail, telephone or internet, subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the virtual Special Meeting and voting at the Special Meeting. Attendance at the virtual Special Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker, bank or nominee.

Q: What should I do if I receive more than one proxy statement?

A: You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted. Please follow the separate voting instructions that you received for your shares of Common Stock and/or Preferred Stock held in each of your different accounts to ensure that all of your shares are voted.

Q: Where can I find the voting results of the Special Meeting?

A: We will publish final voting results in a Current Report on Form 8-K, which will be filed within four (4) business days of the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q: What happens if additional matters are presented at the Special Meeting?

A: Pursuant to Delaware law and our Bylaws, only the three (3) items of business included in the Notice of Special Meeting and described in this Proxy Statement may be acted upon at the Special Meeting.

Q: Who will count the votes?

A: One or more inspectors of election will tabulate the votes.

Q: Is my vote confidential?

A: Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within iBio or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q: Who will bear the cost of soliciting votes for the Special Meeting?

A: The Board of Directors is making this solicitation on behalf of iBio, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your proxy by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. In addition, we have retained Okapi Partners LLC to aid in the solicitation of proxies for the Special Meeting. We will pay Okapi Partners LLC fees of not more than $7,500 plus expense reimbursement for its services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. Please contact Okapi Partners LLC at 844-203-3605 (toll-free) with any questions you may have regarding our proposals.

Q:	Who can I contact for technical assistance?

A:	If you encounter any difficulties accessing or participating in the virtual Special Meeting, please contact the technical support number that will be posted on the Special Meeting website log-on page.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of May12, 2022 by (i) each person known to us to beneficially own five percent (5%) or more of our Common Stock, (ii) each director and named executive officer and (iii) all of our directors and executive officers as a group.

Percentage of ownership is based on 218,165,624 shares of Common Stock issued and outstanding as of May 12, 2022.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of May 12, 2022 by that stockholder are deemed outstanding. The table does not consider 1,000 shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock.

Except as otherwise noted in the footnotes below, to our knowledge, each of the persons named in this table has sole voting and investment power with respect to the securities indicated as beneficially owned. Unless otherwise indicated the address of each beneficial owner listed in the table below is c/o iBio, Inc., 8800 HSC Parkway, Bryan, Texas 77807.

Beneficial Ownership(2)
Beneficial Owner:	Number of Shares of Common Stock	Percentage of total shares outstanding
Greater than 5% Holder:
BlackRock, Inc.(1)	15,476,683	7.0%

Named Executive Officers and Directors:
Dr. Linda Armstrong(3)	119,140	*
Dr. Martin B. Brenner(4)	156,250	*
Glenn Chang(5)	156,049	*
William D. Clark(6)	91,362	*
General (Ret.) James T. Hill(7)	151,834	*
Thomas F. Isett(8)	2,358,334	1.1%
Dr. Alexandra Kropotova(3)	119,140	*
Randy Maddux(9)	240,135	*
Evert Schimmelpennink(10)	99,695	*
Gary Sender(3)	119,140	*
All current directors and current executive officers as a group (11 persons)(11)	3,773,164	1.7%

* Represents beneficial ownership of less than one percent (1%) of the outstanding Common Stock.

(1)	Information is based upon a Schedule 13G/A filed with the SEC on February 3, 2022 by BlackRock, Inc. BlackRock, Inc., through its various subsidiaries, has sole power to dispose of direct the disposition of 15,476,683 shares of Common Stock and sole power to vote 15,055,666 shares of Common Stock. The address of BlackRock, Inc. is 600 Madison Avenue, Suite 1601, New York, United States 10022-1737.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of our Common Stock. On May 12, 2022, there were 218,165,624 shares of Common Stock outstanding. Shares of Common Stock issuable under stock options that are exercisable within 60 days after May 12, 2022 are deemed outstanding and are included for purposes of computing the number of shares owned and percentage ownership of the person holding the option but are not deemed outstanding for computing the percentage ownership of any other person.
(3)	Includes 119,140 shares of Common Stock underlying options that will vest within 60 days of May 12, 2022 or will be fully vested within sixty days of May 12, 2022.
(4)	Includes 156,250 shares of Common Stock underlying stock options that are fully vested.
(5)	Includes 154,834 shares of Common Stock underlying stock options that are fully vested or will be fully vested within sixty days of May 12, 2022.
(6)	Includes 91,362 shares of Common Stock underlying stock options that are fully vested or will be fully vested within sixty days of May 12, 2022.
(7)	Includes 150,334 shares of Common Stock underlying stock options that are fully vested or will be fully vested within sixty days of May 12, 2022.
(8)	Includes 2,058,334 shares of Common Stock underlying options that will vest within 60 days of May 12, 2022 or will be fully vested within sixty days of May 12, 2022.
(9)	Includes 240,135 shares of Common Stock underlying stock options or restricted stock units that are fully vested or will be fully vested within sixty days of May 12, 2022.
(10)	Includes 99,695 shares of Common Stock underlying stock options that are fully vested.
(11)	Includes 3,470,449 shares of Common Stock underlying stock options or restricted stock units that are fully vested or will be fully vested within sixty days of May 12, 2022.

PROPOSAL 1

AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT THE RATIO OF ONE (1) SHARE OF COMMON STOCK FOR EVERY TWENTY FIVE (25) SHARES OF COMMON STOCK

General

The Board of Directors has adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of Common Stock, a copy of which is set forth in the certificate of amendment annexed to this proxy statement as Appendix A, declared such amendment advisable, and is recommending that our stockholders approve, such proposed amendment. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable. Holders of the Common Stock are being asked to approve the proposal that Article IV of the Certificate of Incorporation be amended to effect a reverse stock split of the Common Stock at the ratio of one (1) share of Common Stock for every twenty five (25) shares of Common Stock. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of Common Stock by a ratio of one (1) share of Common Stock for every twenty five (25) shares of Common Stock. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, this vote will be of no further force and effect the Board will seek stockholder approval before implementing any reverse stock split after that time. The Board of Directors may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

By approving this proposal, stockholders will approve the amendment to our Certificate of Incorporation pursuant to which any whole number of twenty five outstanding shares would be combined into one share of Common Stock and authorize the Board of Directors to file a certificate of amendment setting forth such amendment, as determined by the Board of Directors in the manner described herein. In addition, our Board of Directors has the right to convert the outstanding Preferred Stock into shares of Common Stock at any time in its discretion. For additional information concerning the Preferred Stock, see “—Background on our Series 2022 Convertible Preferred Stock” for more information.

As of the Record Date, the Company had 218,165,624 shares of Common Stock outstanding and 1,000 shares of Preferred Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-25, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 8,726,625 shares (which assumes all of the Preferred Stock has been converted into Common Stock on a 1-for-1 pre-Reverse Stock Split basis).

The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock, and the continued listing requirements of the NYSE American LLC (“NYSE American”). See below for a discussion of the factors that the Board considered in determining the Reverse Stock Split Ratio, some of which included, but was not limited to, the following: the historical trading price and trading volume of the Common Stock; the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short-term and long-term, and general market, economic conditions, and other related conditions prevailing in our industry.

The Reverse Stock Split, if effected, will not change the number of authorized shares of Common Stock or Preferred Stock, or the par value of Common Stock or Preferred Stock; however, effecting the Reverse Stock Split will provide for additional shares of authorized but unissued shares of Common Stock. However, if the Reverse Stock Split is approved and effected and the Authorized Share Decrease is approved, then the Board of Directors plans to effect, immediately following the Reverse Stock Split Amendment, an amendment  decreasing the authorized number of shares of Common Stock (See Proposal 2); which will still result in additional shares of authorized but unissued shares of Common Stock being available for issuance but a lesser amount than if the Reverse Stock Split were effected without the Authorized Share Decrease. Please see Proposal 2 below for a discussion on the Authorized Share Decrease Proposal, which is conditioned upon the effectiveness of the Reverse Stock Split and would reduce the number of our authorized shares of Common Stock in the manner described therein. As of the date of this proxy statement, our current authorized number of shares of Common Stock is sufficient to satisfy all of our share issuance obligations and current share plans and we do not have any current plans, arrangements or understandings relating to the issuance of the additional shares of authorized Common Stock that will become available for issuance following the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

The Board of Directors believes that a higher stock price, which may be achieved through the Reverse Stock Split, could help us generate large, institutional investor interest and help attract, retain, and motivate employees. The Board of Directors also believes that the current low per share market price of the Common Stock has a negative effect on the marketability of our existing shares. The Board of Directors believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. For example, many institutional investors and mutual funds have rules that prohibit them from buying into companies whose stock is less than $5 per share, and in some cases, $10 per share, and many brokers tend to be discouraged from recommending low-priced stocks to their customers. In addition, shares trading at less than $3 per share (long) or $5 per share (short) are not eligible for margin. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the Common Stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the Common Stock. We further believe that some potential employees are less likely to work for us if we have a low stock price.

The effect of the Reverse Stock Split on the market price of the Common Stock cannot be predicted with certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of the Common Stock outstanding resulting from the Reverse Stock Split, effectively reducing our market capitalization. The market price of the Common Stock may vary based on other factors that are unrelated to the number of shares outstanding, including our future performance.

In addition, although our current authorized number of shares of Common Stock is sufficient to satisfy all of our share issuance obligations and current share plans, we have a limited number of shares of Common Stock available for issuance and the Board of Directors believes we would benefit from the increase in the additional shares of authorized but unissued Common Stock that would become available for issuance as a result of the Reverse Stock Split. Those shares available for issuance would provide us with flexibility in completing financing and capital-raising transactions and potential strategic transactions, which may be necessary for us to execute our future business plans.

PLEASE NOTE THAT, UNLESS SPECIFICALLY INDICATED TO THE CONTRARY, THE DATA CONTAINED IN THIS PROXY STATEMENT, INCLUDING BUT NOT LIMITED TO SHARE NUMBERS, CONVERSION PRICES AND EXERCISE PRICES OF OPTIONS, DOES NOT REFLECT THE IMPACT OF THE REVERSE STOCK SPLIT THAT MAY BE EFFECTUATED

Principal Effects of the Reverse Stock Split

If the stockholders approve the Reverse Stock Split Proposal and the Board of Directors determines to implement the Reverse Stock Split, we will file a certificate of amendment to amend the existing provision of our Certificate of Incorporation to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Certificate of Incorporation, which is annexed to this proxy statement as Appendix A.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock Split Ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except those stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares determined in the manner set forth below under the heading “Fractional Shares.” After the Reverse Stock Split, each share of the Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of the Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of Common Stock and a stockholder owning a “round-lot” of 100 shares of Common Stock prior to the Reverse Stock Split would hold 4 shares of Common Stock following the Reverse Stock Split.

Background on our Series 2022 Convertible Preferred Stock

On May 10, 2022, the Company closed a preferred stock financing, in which the Company issued 1,000 shares of Series 2022 Convertible Preferred Stock. Each share of Preferred Stock is initially convertible into one (1) pre-Reverse Stock Split share of Common Stock. The terms of the Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series 2022 Convertible Preferred Stock (the “Certificate of Designation”) filed with the State of Delaware and were made effective on May 9, 2022.

The shares of Preferred Stock do not have any voting rights with regard to proposals at the Special Meeting except with respect to the Reverse Stock Split Proposal. In addition, as long as any shares of Preferred Stock are outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Certificate of Designation, (b) amend the Certificate of Incorporation in any manner that materially and adversely affects any rights of the holders of Preferred Stock, (c) increase the number of authorized shares of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing. With respect to the Reverse Stock Split Proposal, each share of Preferred Stock is entitled to 5,000,000 votes per share of Preferred Stock issued and outstanding as of the Record Date, which represents 5,000,000 votes per share of Common Stock underlying the Preferred Stock, provided, that the votes cast by holders of our Preferred Stock will be voted in the same proportion as the aggregate votes cast by the holders of Common Stock at the Special Meeting (excluding any shares of Common Stock that are not voted). The Board of Directors has the power, at any time, in its sole and absolute discretion, to convert each of the outstanding shares of Preferred Stock into one share of Common Stock, subject to certain adjustments.  Pursuant to an Irrevocable Proxy For Voting Control, dated May 9, 2022, executed by the holder of the Preferred Stock (the “Voting Proxy”), the holder of the Preferred Stock has designated Thomas F. Isett, the Company’s Chairman and Chief Executive Officer, as the holders proxy to, among other things, attend and vote the shares of Preferred Stock at any and all meetings of the stockholders of the Company.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split and there is no assurance that:

•	the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split or if it does rise that it will sustain the increase in the share price;
•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;
•	the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and
•	the liquidity of the Common Stock will increase.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price for the Common Stock cannot be accurately predicted. In particular, we cannot assure you that the per share price of the Common Stock after the Reverse Stock Split will be twenty five (25) times the per share price of the Common Stock immediately prior to the Reverse Stock Split. Furthermore, even if the market price of the Common Stock does rise following the Reverse Stock Split, we cannot assure you that the market price of the Common Stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of the Common Stock.

The market price of the Common Stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Stock Split or the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. The total market capitalization of Company after implementation of the Reverse Stock Split when and if implemented may also be lower than the total market capitalization before the Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the share price does not increase as a result of the Reverse Stock Split.

Potential Anti-takeover Effects of a Reverse Stock Split

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The Reverse Stock Split, if effected, will also result in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of the Common Stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board of Directors. A relative increase in the number of authorized but unissued shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. A relative increase in our authorized but unissued shares could potentially deter takeovers, including takeovers that the Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Although the Reverse Stock Split has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Reverse Stock Split could facilitate future attempts by us to oppose changes in control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over the then current market price. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

Common Stock

After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of Common Stock.

Accordingly, the Reverse Stock Split would result in a significant increase in the number of authorized and unissued shares of Common Stock. However, if the Reverse Stock Split (Proposal 1) is approved and effected and the Authorized Share Decrease (Proposal 2) is also approved, then the Board of Directors will effect, immediately following the Reverse Stock Split, a decrease in the authorized number of shares of Common Stock (See Proposal 2), which will still result in additional shares of unissued authorized Common Stock being available for issuance but a lesser amount than if the Reverse Stock Split were effected without the Authorized Share Decrease. Please see Proposal 2 below for a discussion on the Authorized Share Decrease Proposal, which is conditioned upon the effectiveness of the Reverse Stock Split and would reduce the number of our authorized shares of Common Stock in the manner described therein. Because our stockholders have no preemptive rights to purchase or subscribe for any of the unissued Common Stock, the future issuance of additional shares of Common Stock may reduce our current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of Common Stock could dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the Common Stock. If these factors were reflected in the price per share of the Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment. As of the date of this filing, iBio does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares for any purpose as its current authorized number of shares of Common Stock is sufficient for any issuances currently planned or any current issuance obligations.

All outstanding options to purchase shares of Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

The following table sets forth the approximate number of shares of the Common Stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of Common Stock at the Reverse Stock Split Ratio, based on 218,165,624 shares of Common Stock actually outstanding as of May 12, 2022. The table does not account for fractional shares that will be paid in cash.

	Estimated Number of Shares of Common Stock Before Reverse Stock Split and Before Authorized Share Decrease	Estimated Number of Shares of Common Stock After Reverse Stock Split and Before Authorized Share Decrease	Estimated Number of Shares of Common Stock After Reverse Stock Split and After Authorized Share Decrease
Authorized Common Stock	275,000,000	275,000,000	55,000,000
Shares of Common Stock issued and outstanding	218,165,624	8,726,625	8,726,625
Shares of Common Stock issuable under outstanding options, Preferred Stock and RSUs or reserved for issuance under existing plans	36,295,243	1,451,809	1,451,809
Shares of Common Stock authorized but unissued (Authorized Common Shares minus issued and outstanding shares, shares issuable upon outstanding options and RSUs and shares reserved for issuance under existing incentive plans)	20,539,133	264,821,567	44,821,567

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the certificate of amendment to effect the Reverse Stock Split is approved by the stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in our best interests and the best interests of our stockholders, we will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the Reverse Stock Split. The Board of Directors may delay effecting the Reverse Stock Split without re-soliciting stockholder approval. The Reverse Stock Split will become effective on the effective date set forth in the certificate of amendment. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of Common Stock in a book-entry form, your shares will automatically convert into the post-split shares. If you are entitled to post-split shares of the Common Stock, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the split indicating the number of shares of the Common Stock you hold.

Some stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of the Common Stock for a statement of holding. When you submit your certificate representing the pre-split shares of Common Stock, your post-split shares of Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will, upon surrender to the exchange agent of certificates representing their fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the average of the closing sales prices of the Common Stock as reported on the NYSE American on the ten trading days preceding the effective date of the amendment to the Certificate of Incorporation by (ii) the number of shares of Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest. Holders of as many as 24 shares of Common Stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split.

Effect on Outstanding Stock Options

We have equity incentive plans designed primarily to provide stock-based incentives to employees pursuant to which we have issued stock options to purchase shares of the Common Stock. In the event of the Reverse Stock Split, the Board of Directors shall make appropriate adjustment to awards granted under the equity incentive plans. Accordingly, if the Reverse Stock Split is approved by our stockholders and the Board of Directors decides to implement the Reverse Stock Split, as of the effective date the number of all outstanding option grants, the number of shares issuable and the exercise price, as applicable, relating to options under our equity incentive plans, will be proportionately adjusted using the Reverse Stock Split ratio. The Board of Directors has also authorized management to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes.

The terms of our outstanding stock options do not permit exercise for fractional shares. As such, the number of shares issuable under any individual outstanding stock option shall either be rounded up or down as provided for under the specific terms of our equity incentive plans. Commensurately, the exercise price under each stock option would be increased proportionately such that upon exercise, the aggregate exercise price payable by the optionee to us would remain the same. Furthermore, the aggregate number of shares currently available under our equity incentive plans for future stock option and other equity-based grants will be proportionally reduced to reflect the Reverse Stock Split Ratio.

Effect on Outstanding Preferred Stock

The Certificate of Designation for the Preferred Stock provides in the event of the Reverse Stock Split, the conversion ratio then in effect immediately before such subdivision shall be proportionately adjusted such that the number of shares of Common Stock issued on the conversion of each share of Preferred Stock shall decrease at the ratio at which the number of shares of Common Stock decreased as a result of such combination.

Accounting Matters

The par value of a share of Common Stock will remain at $0.001 per share following the Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company’s total stockholder equity. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of Common Stock outstanding. Prior periods per share amounts will be restated to reflect the Reverse Stock Split.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion describes the anticipated material United States Federal income tax consequences to “U.S. holders” (as defined below) of Company capital stock relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock that is for United States Federal income tax purposes:

(i)	an individual citizen or resident of the United States;
(ii)	a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;
(iii)	an estate with income subject to United States Federal income tax regardless of its source; or
(iv)	a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds our capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States Federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities disregarded from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or stockholders holding their shares of capital stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, or persons who hold their capital stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to us, or to our stockholders that own 5% or more of our capital stock, are affiliates of iBio, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Stock Split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Stock Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is an iBio stockholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the Reverse Stock Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-Reverse Stock Split shares is equal to the fair market value of the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split:

•	A U.S. holder will not recognize any gain or loss as a result of the Reverse Stock Split other than cash payments if any, received by a stockholder in lieu of fractional shares as discussed below.
•	A U.S. holder’s aggregate tax basis in his, her, or its post-Reverse Stock Split shares will be equal to the aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor, less any basis attributable to fractional share interests.
•	A U.S. holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.
•	For purposes of the above discussion of the basis and holding periods for shares of iBio capital stock, and except as provided therein, holders who acquired different blocks of iBio capital stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split.
•	Stockholders who receive cash in lieu of fractional share interests as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by iBio and will generally recognize gain or loss equal to the difference between the amount of cash received in lieu of a fractional share and their adjusted basis allocable to the fractional share interests redeemed. Such gain or loss will be long term capital gain or loss if the shares held prior to the Reverse Stock Split were held for more than one year. The stockholder’s holding period for the shares issued after the Reverse Stock Split will include the period during which the stockholder held the shares surrendered in the Reverse Stock Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of our capital stock pursuant to the Reverse Stock Split are subject to information reporting and may be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional United States Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Vote Required to Approve Amendment of our Certificate of Incorporation

Approval of the Reverse Stock Split Proposal as set forth in the certificate of amendment to our Certificate of Incorporation included as Appendix A, requires an affirmative vote of the holders of a majority of the voting power of the shares of Common Stock and Preferred Stock outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes (although no broker non-votes are expected to exist in connection with this Proposal since this is a routine matter for which brokers that vote at the Special Meeting may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) will have the same effect as “against” votes. Approval by our stockholders of the Reverse Stock Split Proposal is not conditioned upon approval by our stockholders of the Authorized Share Decrease Proposal; conversely, approval by our stockholders of the Authorized Share Decrease Proposal is conditioned upon approval by our stockholders of the Reverse Stock Split Proposal.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT OF OUR COMMON STOCK AT THE RATIO OF ONE (1) SHARE OF COMMON STOCK FOR EVERY TWENTY FIVE (25) SHARES OF COMMON STOCK, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE, IMMEDIATELY FOLLOWING AND CONDITIONED UPON THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT, THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 275,000,000 TO 55,000,000

The Board of Directors has approved and is requesting stockholder approval to amend the Certificate of Incorporation to decrease, immediately following and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock from 275,000,000 to 55,000,000.

This amendment is contingent upon, and will be implemented only if, the Reverse Stock Split Proposal is approved by the stockholders and the Reverse Stock Split is effected by the Board. In the event that the Authorized Share Decrease Proposal is approved but the Reverse Stock Split Proposal is not approved, the Board will abandon Proposal 2 and the proposed Authorized Share Decrease will not be implemented. If our stockholders approve the Reverse Stock Split Proposal and the Board chooses to effect it and the Authorized Share Decrease Proposal is approved, the Board would decrease the number of authorized shares of Common Stock by filing the amendment to the Certificate of Incorporation, which is set forth in Appendix B to this Proxy Statement.

Only holders of shares of our Common Stock are entitled to vote on the Authorized Share Decrease Proposal.  Holders of shares of Preferred Stock do not have any voting rights with regard to the Authorized Share Decrease Proposal.

Reason for the Authorized Share Decrease

As a matter of Delaware law, implementation of the Reverse Stock Split does not require a change in the total number of shares of Common Stock authorized under the Certificate of Incorporation. If the Reverse Stock Split Proposal is approved by the stockholders and the Reverse Stock Split is implemented by the Board of Directors, the Board of Directors believes, based on current information, that we will need fewer authorized shares of Common Stock to meet our projected capital stock needs for capital-raising transactions, issuance of equity-based compensation and, to the extent opportunities may arise in the future, strategic transactions that may involve our issuance of stock-based consideration.

The proposed Authorized Share Decrease is also intended to conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by iBio and to ensure that iBio does not have, following implementation of the Reverse Stock Split, what some stockholders might view as an unreasonably high number of authorized but unissued shares of Common Stock. In the event that we need to increase our authorized shares of Common Stock in the future, we may, subject to stockholder approval, seek to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock. In addition, the Board of Directors believes that the reduction in the number of authorized shares of Common Stock may also reduce certain of our costs, such as annual franchise taxes paid to the State of Delaware.

The net effect of Proposals 1 and 2 will be to increase the number of shares of Common Stock available for issuance. However, the Board of Directors believes that the Authorized Share Decrease will appropriately balance the needs for available shares for capital raising, strategic transactions, and equity incentive awards with the desire to avoid having an unreasonably high number of authorized shares. The Board of Directors believes that the size of the increase in available shares is appropriate to provide for our long-term needs and is in line with most similarly situated companies.

Effects of the Amendment

The Authorized Share Decrease (if it is approved by our stockholders at the Special Meeting) will not change any rights of any holder of Common Stock. Voting rights of the holders of the issued shares of Common Stock will remain the same.

The proposed amendment to the Certificate of Incorporation would decrease the total number of authorized shares of the Common Stock from 275,000,000 authorized shares of Common Stock to 55,000,000 authorized shares of Common Stock.

In implementing the Reverse Stock Split and the Authorized Share Decrease, the Board of Directors intends to provide for an appropriate number of authorized shares of Common Stock available for future issuance. However, the proposed Authorized Share Decrease could have adverse effects. As compared to if we undertook the Reverse Stock Split alone, we will have less flexibility to issue shares of Common Stock, including in connection with a potential merger or acquisition, other strategic transaction or follow-on offering if the number of authorized shares of the Common Stock is reduced. In the event that our Board of Directors determines that it would be in the best interests of iBio and its stockholders to issue a number of shares of Common Stock in excess of the number of then authorized but unissued and unreserved shares, we would be required to seek the approval of our stockholders to increase the number of shares of authorized Common Stock. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders with respect to capital raising, hiring of key executive officers, strategic transactions or other matters.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote on the matter either in person or by proxy is required to approve the Certificate of Amendment to effectuate the Authorized Share Decrease. Abstentions and broker non-votes (although no broker non-votes are expected to exist in connection with this Proposal since this is a routine matter for which brokers that vote at the Special Meeting may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) will count as votes against the Authorized Share Decrease.  Outstanding shares of Preferred Stock have no voting rights with regard to the Authorized Share Decrease Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARE DECREASE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE.

PROPOSAL 3

ADJOURNMENT OF THE Special Meeting OF STOCKHOLDERS, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL AND/OR THE AUTHORIZED SHARE DECREASE PROPOSAL

Adjournment to Solicit Additional Proxies

If we fail to receive a sufficient number of votes to approve any of the Reverse Stock Split Proposal (Proposal 1) and/or the Authorized Share Decrease Proposal (Proposal 2) we may propose to adjourn the Special Meeting, if the Board of Directors determines it to be necessary or appropriate for the purpose of soliciting additional proxies to approve the Reverse Stock Split Proposal or the Authorized Share Decrease Proposal. We currently do not intend to propose adjournment of the Special Meeting if there are sufficient votes in favor of the Reverse Stock Split Proposal. If the holders of our Common Stock approve this proposal, the Board of Directors could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Reverse Stock Split Proposal or the Authorized Share Decrease Proposal, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board of Directors) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders under Delaware law, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Only holders of shares of our Common Stock are entitled to vote on the Adjournment Proposal.

Holders of shares of Preferred Stock do not have any voting rights with regard to the Adjournment Proposal.

Required Vote

Approval of the Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting.

Abstentions are not votes cast and will have no effect on the vote for the proposal. Broker non-votes, if any (although no broker non-votes are expected since this is a routine matter upon which brokers that vote at the Special Meeting may vote in their discretion if not directed how to vote) are not votes cast and therefore will not affect the outcome of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE ADJOURNMENT PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more iBio stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: iBio, Inc., Attention: Corporate Secretary, 8800 HSC Parkway, Bryan, Texas 77807 or by calling us at (979) 446-0027. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

As previously stated in the Company’s definitive proxy statement filed with the SEC on October 26, 2021, stockholders who intend to present proposals at the Company’s next annual meeting of stockholders, which is the 2022 Annual Meeting of Stockholders, under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than June 28, 2022. Such proposals must meet the requirements of our bylaws and the SEC to be eligible for inclusion in our 2022 proxy materials.

In addition, our Second Amended and Restated Bylaws have an advance notice procedure for the nomination of persons for election to the Board and for stockholders to propose business to be considered by stockholders at an annual meeting of stockholders. The advance notice procedure requires that a stockholder interested in proposing to nominate an individual for election to the Board or presenting a proposal for action at the 2022 Annual Meeting of Stockholders must deliver a written notice of the proposal, together with specific information relating to such stockholder’s proposal, nominee, stock ownership and identity, to our corporate secretary no later than the close of business on September 10, 2022, and no earlier than the close of business on August 11, 2022 (i.e., not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting); provided, however, that in the event that the date of the 2022 Annual Meeting of Stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2021 Annual Meeting of Stockholders, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (y) in the case of an election of directors at a special meeting of stockholders, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (A) the 90th day prior to such special meeting and (B) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You must comply with these bylaws requirements in connection with a stockholder proposal or director nomination outside the Rule 14a-8 context.

A copy of our Annual Report on Form 10-K for the year ended June 30, 2021 is available without charge upon written request to iBio, Inc. Attention: Investor Relations, 8800 HSC Parkway, Bryan, Texas 77807.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of iBio knows of no other matters to be presented for stockholder action at the Special Meeting. Pursuant to Delaware law and our Bylaws, only the three (3) items of business included in the Notice of Special Meeting and described in this Proxy Statement may be acted upon at the Special Meeting.

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

IBIO, INC.

(a Delaware corporation)

The undersigned, Thomas F. Isett, hereby certifies that:

1.	He is the Executive Chairman, President and Chief Executive Officer of iBio, Inc. (the “Corporation”), a Delaware corporation, and is duly authorized by the Board of Directors of the Corporation to execute this instrument.
2.	The present name of the Corporation is “iBio, Inc.” The Corporation filed its Certificate of Incorporation with the Secretary of State of the State of Delaware on April 17, 2008 under the name of “iBioPharma, Inc.,” filed a Certificate of Merger with the Secretary of State of the State of Delaware on July 25, 2008, merging the Corporation with InB Biotechnologies, Inc., with iBioPharma, Inc. as the surviving corporation, and filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on August 10, 2009, changing the name of the Corporation from “iBioPharma, Inc.” to “iBio, Inc.”
3.	This Certificate of Amendment of the Certificate of Incorporation was duly approved by the Corporation’s Board of Directors and duly adopted by the stockholders of the Corporation at a meeting in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
4.	Article IV is hereby amended to add the following paragraph immediately after the first paragraph of Article IV:

“Effective at 11:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares such that each twenty five (25) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $0.001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the NYSE American for the ten trading days preceding the Effective Time.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time may receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

5.	This Certificate of Amendment shall become effective at [ ] p.m., Eastern Time, on [●], 2022.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [●] day of [●], 2022.

By:
Name:	Thomas F. Isett
Title:	Executive Chairman, President and Chief Executive Officer

A-2

APPENDIX B

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
IBIO, INC.

(a Delaware corporation)

The undersigned, Thomas F. Isett, hereby certifies that:

1.	He is the Executive Chairman, President and Chief Executive Officer of iBio, Inc. (the “Corporation”), a Delaware corporation, and is duly authorized by the Board of Directors of the Corporation to execute this instrument.

2.	The present name of the Corporation is “iBio, Inc.” The Corporation filed its Certificate of Incorporation with the Secretary of State of the State of Delaware on April 17, 2008 under the name of “iBioPharma, Inc.,” filed a Certificate of Merger with the Secretary of State of the State of Delaware on July 25, 2008, merging the Corporation with InB Biotechnologies, Inc., with iBioPharma, Inc. as the surviving corporation, and filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on August 10, 2009, changing the name of the Corporation from “iBioPharma, Inc.” to “iBio, Inc.”

3.	This Certificate of Amendment of the Certificate of Incorporation was duly approved by the Corporation’s Board of Directors and duly adopted by the stockholders of the Corporation at a meeting in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.	Article IV of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

Fourth:   The total number of shares which the Corporation shall have authority to issue is FIFTY-SIX MILLION (56,000,000) shares of capital stock consisting of FIFTY-FIVE MILLION (55,000,000) shares of common stock, $0.001 par value per share (“Common Stock”), and ONE MILLION (1,000,000) shares of preferred stock, $0.001 par value per share (“Preferred Stock”).

The Board of Directors of the Corporation (the “Board of Directors”) is hereby expressly authorized by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

5.	This Certificate of Amendment shall become effective at [ ] p.m., Eastern Time, on [●], 2022.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed this this [●] day of [●], 2022.

By:
Name:	Thomas F. Isett
Title:	Executive Chairman, President and Chief Executive Officer

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

NOTE: Pursuant to our Bylaws, no other matters may be brought before the Special Meeting except those included in the Notice of Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000572878_1 R1.0.0.24

IBIO, INC.
Special Meeting of Stockholders
June 30, 2022 8:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas Isett, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent the undersigned as if personally present at the Special Meeting of Stockholders, and any postponement or adjournment thereof (the “Special Meeting”) of iBio, Inc., a Delaware corporation. The Special Meeting will be held on June 30, 2022 at 8:30 a.m., Central Time, virtually via the internet at www.virtualshareholdermeeting.com/IBIO2022SM.

This proxy will be voted as directed, but if no direction is given it will be voted "FOR" proposals 1, 2 and 3. Pursuant to our Bylaws, no other matters may be brought before the Special Meeting, except those included in the Notice of Special Meeting and the corresponding proxy statement, the terms of each of which are incorporated by reference. The proxies cannot vote these shares unless you authorize a proxy to vote your shares by Internet or telephone or unless you sign this card on the reverse side and return it.

Continued and to be signed on reverse side